                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 26, 1999, in the Registration Statement Form S-1 and related Prospectus of Williams Communications Group, Inc. for the registration of its common stock.

                                              /s/ DELOITTE & TOUCHE LLP
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                                                 DELOITTE & TOUCHE LLP

Toronto, Ontario
April 7, 1999